SECURITIES AND EXCHANGE COMMISSION
                            Washington, D. C.  20549

                    _________________________________________

                                    FORM 8-K




                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934





        Date of report (Date of earliest event reported):   April 2, 2001





                           WEINGARTEN REALTY INVESTORS
                           ---------------------------
             (Exact name of registrant as specified in its charter)
             ------------------------------------------------------



                                     1-9876
                            (Commission File Number)
                            ------------------------




                        Texas                               74-1464203
          ----------------------------------            ------------------
             (State or other jurisdiction of              (I.R.S. Employer
             incorporation or organization)              Identification No.)

2600 Citadel Plaza Drive, Suite 300, Houston, Texas            77008
---------------------------------------------------          ----------
     (Address of principal executive offices)                (Zip Code)




       Registrant's telephone number, including area code: (713) 866-6000
                                                           --------------



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ITEM  2.
(A)  ACQUISITION  OR  DISPOSITION  OF  ASSETS

ON APRIL 2, 2001,WEINGARTEN REALTY COMPLETED THE ACQUISITION OF NINETEEN SUPERMARKET-ANCHORED SHOPPING CENTERS FROM BURNHAM PACIFIC PROPERTIES, INC. THE PURCHASE PRICE, , WAS $277.5 MILLION WHICH CONSISTED OF $145.5 MILLION CASH AND THE ASSUMPTION BY WRI OF A LOAN WITH A BALANCE OF APPROXIMATELY $132 MILLION. WRI FUNDED THE CASH PORTION OF THE PURCHASE PRICE BY BORROWING UNDER ITS $350 MILLION REVOLVING CREDIT FACILITY.

THE NINETEEN PROPERTIES, WHICH ARE OVER 96% LEASED, ARE ALL LOCATED IN CALIFORNIA AND AGGREGATE APPROXIMATELY 2.5 MILLION SQUARE FEET. SPECIFICALLY, THE MAJORITY OF THE CENTERS (11) ARE LOCATED IN THE SAN FRANCISCO BAY/SACRAMENTO AREA WHILE SIX ARE IN AND AROUND LOS ANGELES.

(B)  Exhibits

     Exhibit  Number     Description
     ---------------     -----------
          1.1            Agreement  for  Purchase  and  Sale

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                             WEINGARTEN  REALTY  INVESTORS
                                              -----------------------------
                                                     (Registrant)



                                               BY:    /s/  Joe  D.  Shafer
                                              -----------------------------
                                                      Joe D. Shafer
                                                Vice President/Controller
                                              (Principal Accounting Officer)



DATE:     April  16,  2001